ALLIANCE
                            ------------------------
                                VARIABLE PRODUCTS
                            ------------------------
                                   SERIES FUND
                            ------------------------
                                U.S. GOVERNMENT/
                            ------------------------
                              HIGH GRADE SECURITIES
                            ------------------------
                                    PORTFOLIO
                            ------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                           Investment Products Offered
                           ---------------------------
                            > Are Not FDIC Insured
                            > May Lose Value
                            > Are Not Bank Guaranteed
                           ---------------------------

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income consistent with the preservation of capital. The Portfolio invests principally in a portfolio of U.S. government securities, including mortgage-related securities and repurchase agreements relating to U.S. government securities, and other high-grade debt securities. The Portfolio also may invest in investment-grade corporate and other debt securities, and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                       Total Returns
                                                                       Since
                                                  1 Year    5 Years  Inception*
                                                =========  ========  =========
Alliance
U.S. Government/
High Grade
Securities Portfolio                               7.79%      6.40%     6.32%

67% LB Gov't Bond
Index/33% LB
Credit Bond Index                                 11.19%      7.62%     7.48%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 9/17/92.

      The 67% Lehman Brothers (LB) Government Bond Index/33% Lehman Brothers
      (LB) Credit Bond Index represents a 67%-33% blend of both indices. The LB Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20-Year Treasury Index. The LB Credit Bond Index includes all publicly issued fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance U.S. Government/High Grade Securities Portfolio.

Over the review period, corporate, economic and geopolitical events posed significant challenges resulting in unprecedented market volatility. While many investors in equity securities sustained significant losses during the period, the Portfolio, comprised of fixed income securities, weathered the volatile environment and posted returns well into positive territory. In times of market turmoil, investors often seek the safe harbor of fixed income securities.

For the 12-month period ended December 31, 2002, the Portfolio returned 7.79%, compared with 11.19% for its benchmark, 67% Lehman Brothers Government Bond Index/33% Lehman Brothers Credit Bond Index. Although the Portfolio provided strong returns for the year, it underperformed its benchmark. The Portfolio's underperformance relative to its benchmark, was largely attributable to a handful of securities. Security selection within the corporate sector, specifically an overweight position in the telecommunications subsector during the second quarter, was the primary source of the Portfolio's underperformance for the year. Revelations of accounting irregularities, corporate fraud and a slowing recovery were all factors contributing to the relative underperformance of specific credit sectors. Individual corporate issues that detracted from performance included WorldCom, AT&T Wireless, AOL Time Warner and AT&T.

Although the first three quarters were difficult for the credit market, a rebound in the fourth quarter helped the Portfolio's relative performance. Within the credit market, the worst performers of the second and third quarters dramatically outperformed in the fourth. The communications sector, for example, returned -6.2% for the first three quarters of 2002, but returned a resounding 11.1% in the fourth quarter alone.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MARKET OVERVIEW

The bond markets delivered resoundingly strong returns in 2002. Following a strong rebound in the first quarter, economic growth was undermined in the second quarter by news of massive corporate accounting fraud and concerns about corporate governance. Aggressive rating-agency downgrades contributed to increased investor risk aversion.

As market participants worried about the possibility of an economic double-dip, stock prices slumped and Treasury yields fell sharply. As the third quarter unfolded, market volatility--and corporate-bond spreads--reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

For the year, the commercial mortgage backed securities (CMBS) sector posted the strongest returns at 15.32%, followed by Treasuries at 11.79%. Agency securities followed at 11.01%, investment-grade credit at 10.52%, mortgage-pass-through securities at 8.75% and, lastly, asset-backed securities at 8.55%. On a duration-adjusted basis, mortgage pass-through securities posted the strongest returns with investment-grade corporates turning in the weakest returns. Mortgage prices were supported by vigorous bank and agency demand even as supply surged in a wave of refinancings.

OUTLOOK

Critical to our economic outlook is an increase in capital spending. Since its peak in the third quarter of 2000, over-investment has substantially unwound. Nonresidential capital spending, which includes spending on structures, equipment and software, has declined by $170 billion. That decline is equal to 15% of the current level of nonresidential spending--by far the largest and longest correction in business spending since World War II.

There are some early signs of a pickup in spending, however. Advertising budgets--a leading indicator of capital spending--are on the rise. A recent survey of chief financial officers paints an upbeat picture, as well, with firms planning to increase capital spending by an average of 4.8% in 2003. Importantly, spending on technology is likely to get a big boost.

Thus, we remain optimistic for 2003, when we expect real gross domestic product
(GDP) to grow at 4%. Indeed, although the risk of war with Iraq remains a shadow, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting the sectors that need it most, such as manufacturing.

The key risks that were paralyzing market activity for the past few months appear to have diminished. Specifically, fears of a renewed recession have been alleviated by the U.S. Federal Reserve's November rate cut and the likelihood of further fiscal stimulus--perhaps as much as $600 billion. The corporate governance crisis is working its way through the financial, legislative and justice systems. Corporate managers remain focused on balance-sheet repair and improving profitability. Although the risk of war with Iraq has not fallen appreciably, it has been relegated to a timetable embodied in the United Nations' resolution of November 8.

Therefore, we expect further improvement in the U.S. economy and in financial-market conditions over the next six months, punctuated by geopolitical tensions and somewhat uncertain consumer confidence.

Improving economic growth in 2003 and growing budget deficits point to rising U.S. Treasury rates. Our research indicates that non-government debt is likely to continue to outperform as economic growth broadens and risk aversion and volatility continue to decline. Accordingly, the Portfolio is overweighted in the non-government sectors.

While we do not explicitly make bets on the timing or direction of interest rate moves, our sector over- and underweight positions should buffer the Portfolio as interest rates rise. We expect the U.S. Federal Reserve to remain still in respect to monetary policy until the recovery has strength and breadth. However, yields are likely to begin to edge higher before the Fed tightens.

We appreciate your investment in Alliance U.S. Government/High Grade Securities Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Mathew Bloom

Mathew Bloom
Vice President and Portfolio Manager

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

67% LB Gov't Bond Index/
33% LB Credit Bond Index:     $20,923
Alliance U.S. Government/High Grade Securities Portfolio: $18,995


                  Alliance U.S. Government/           67% LB Gov't Bond Index/
               High Grade Securities Portfolio        33% LB Credit Bond Index
-------------------------------------------------------------------------------
   12/31/92               $ 10,000                            $ 10,000
   12/31/93               $ 10,920                            $ 11,115
   12/31/94               $ 10,480                            $ 10,719
   12/31/95               $ 12,498                            $ 12,822
   12/31/96               $ 12,817                            $ 13,199
   12/31/97               $ 13,930                            $ 14,493
   12/31/98               $ 15,075                            $ 15,861
   12/31/99               $ 14,705                            $ 15,522
   12/31/00               $ 16,335                            $ 17,378
   12/31/01               $ 17,662                            $ 18,817
   12/31/02               $ 18,995                            $ 20,923


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate broad-based index.

The 67% Lehman Brothers Government Bond Index/33% Lehman Brothers Credit Bond Index represents a 67%-33% blend of both indices. The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20-Year Treasury Index. The Lehman Brothers Credit Bond Index includes all publicly issued fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance U.S. Government/High Grade Securities Portfolio.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

                                                 Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
   OBLIGATIONS-71.6%
FEDERAL AGENCIES-45.0%
Federal Home Loan
   Mortgage Corp.
   3.50%, 9/15/07 .......................        $  2,930          $  2,994,264
   5.50%, 9/15/11 ........................            300               329,234
   6.00%, 1/15/33 ........................          2,395             2,476,578
   7.00%, 6/01/32 ........................            389               408,533
   7.00%, 6/01/32 ........................            197               207,099
Federal National Mortgage
   Association
   5.50%, 1/25/18 ........................          4,245             4,398,881
   6.00%, 1/25/18 ........................          8,560             8,947,870
   6.00%, 1/25/33 ........................         21,245            21,962,019
   6.50%, 4/01/32 ........................             33                34,901
   6.50%, 1/25/33 ........................         19,410            20,210,663
   7.00%, 1/25/33 ........................         10,040            10,560,825
Government National Mortgage
   Association
   6.50%, 2/15/32 ........................            590               619,354
   6.50%, 1/15/33 ........................          5,260             5,518,066
                                                                   ------------
                                                                     78,668,287
                                                                   ------------
U.S. TREASURY SECURITIES-26.6%
U.S. Treasury Bonds
   5.375%, 2/15/31 .......................          5,225             5,697,701
   6.625%, 2/15/27 .......................            300               370,711
U.S. Treasury Notes
   1.75%, 12/31/04 .......................          4,405             4,419,457
   3.25%, 5/31/04 ........................         13,145            13,499,310
   3.625%, 1/15/08 .......................          2,559             2,807,984
   4.00%, 11/15/12 .......................            485               492,010
   4.375%, 5/15/07 .......................          9,245             9,930,434
   5.50%, 2/28/03 ........................          9,220             9,285,554
                                                                   ------------
                                                                     46,503,161
                                                                   ------------
Total U.S. Government/Agency
   Obligations
   (cost $123,295,174) ...................                          125,171,448
                                                                   ------------
CORPORATE DEBT
   OBLIGATIONS-23.7%
AUTOMOTIVE-2.7%
Ford Motor Co.
   7.45%, 7/16/31 ........................          2,005             1,748,779
Ford Motor Credit Co.
   6.50%, 1/25/07 ........................            730               721,667
General Motors
   Acceptance Corp.
   6.875%, 9/15/11 .......................            945               943,935
   8.00%, 11/01/31 .......................          1,225             1,235,139
                                                                   ------------
                                                                      4,649,520
                                                                   ------------
BANKING-5.6%
Abbey National Capital Trust I
   8.963%, 6/30/30 .......................            420               522,543
Bank of America Corp.
   6.25%, 4/15/12 ........................            590               657,554
Bank One Corp.
   7.625%, 10/15/26 ......................            445               538,297
   7.875%, 8/01/10 .......................            485               582,130
Barclays Bank Plc
   8.55%, 6/15/11 (a) ....................            365               446,390
Chase Manhattan Corp.
   6.375%, 4/01/08 .......................            770               843,164
Citicorp
   6.375%, 11/15/08 ......................            625               700,242
Citigroup, Inc.
   7.25%, 10/01/10 .......................          1,110             1,290,516
Great Western Financial Trust II
   8.206%, 2/01/27 .......................            630               678,576
HSBC Capital Funding LP
   10.176%, 6/30/30 (a) ..................            285               401,267
J.P. Morgan Chase & Co.
   6.75%, 2/01/11 ........................            850               925,585
Royal Bank of Scotland
   Group Plc
   7.648%, 9/30/31 .......................            510               592,528
Standard Chartered Bank
   8.00%, 5/30/31 (a) ....................            135               155,906
U.S. Bank NA
   6.375%, 8/01/1 ........................            700               786,403
Unicredito Italiano
   Capital Trust
   9.20%, 10/05/10 (a) ...................            575               707,822
                                                                   ------------
                                                                      9,828,923
                                                                   ------------
BROADCASTING/
   MEDIA-1.1%
Time Warner Entertainment Co.
   8.375%, 3/15/23 .......................          1,545             1,743,922
   8.375%, 7/15/33 .......................            145               164,778
                                                                   ------------
                                                                      1,908,700
                                                                   ------------
CABLE-0.5%
Comcast Cable
   Communications, Inc.
   6.20%, 11/15/08 .......................            600               622,139
Cox Communications, Inc.
   7.125%, 10/01/12 ......................            255               283,743
                                                                   ------------
                                                                        905,882
                                                                   ------------
COMMUNICATIONS-2.0%
AT&T Broadband Corp.
   9.455%, 11/15/22 ......................            315               370,371
AT&T Corp.
   6.50%, 3/15/13 ........................            900               904,815
   7.30%, 11/15/11 .......................            755               826,822
British Telecommunications Plc
   8.875%, 12/15/30 ......................            405               518,196

                                          Alliance Variable Products Series Fund
================================================================================

                                                 Principal
                                                   Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
Sprint Capital Corp.
   7.625%, 1/30/11 .......................          $ 575          $    547,216
Vodafone Airtouch Plc
   7.875%, 2/15/30 .......................            225               272,175
                                                                   ------------
                                                                      3,439,595
                                                                   ------------
COMMUNICATIONS-
   MOBILE-1.7%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31 ........................            695               683,203
Verizon Global Funding Corp.
   7.375%, 9/01/12 .......................            400               461,195
Verizon Wireless Capital LLC
   1.81%, 12/17/03 .......................          1,750             1,738,133
                                                                   ------------
                                                                      2,882,531
                                                                   ------------
ELECTRIC UTILITIES-0.6%
Carolina Power & Light Co.
   6.50%, 7/15/12 ........................            220               240,953
Cincinnati Gas & Electric Co.
   5.70%, 9/15/12 ........................            190               195,121
FirstEnergy Corp. Series C
   7.375%, 11/15/31 ......................            180               175,101
MidAmerican Energy
   Holdings Co.
   5.875%, 10/01/12 (a) ..................            195               198,042
Nisource Finance Corporation
   7.875%, 11/15/10 ......................            280               308,183
                                                                   ------------
                                                                      1,117,400
                                                                   ------------
ENERGY-1.2%
Conoco Funding Co.
   5.45%, 10/15/06 .......................            380               410,511
Conoco, Inc.
   6.95%, 4/15/29 ........................            885             1,006,268
Devon Financing Corp.
   7.875%, 9/30/31 .......................            290               342,609
Kerr-McGee Corp.
   7.875%, 9/15/31 .......................            325               398,290
                                                                   ------------
                                                                      2,157,678
                                                                   ------------
FINANCIAL-3.7%
American General Finance Corp
   4.50%, 11/15/07 .......................            255               262,818
CIT Group, Inc.
   5.50%, 11/30/07 .......................            205               209,811
   6.875%, 11/01/09 ......................            195               210,039
Countrywide Home Loans, Inc.
   4.25%, 12/19/07 .......................            435               440,751
General Electric Capital Corp.
   5.45%, 1/15/13 ........................            370               385,075
   6.75%, 3/15/32 ........................            775               859,715
Goldman Sachs Group, Inc.
   5.70%, 9/01/12 ........................            560               583,506
Household Finance Corp.
   6.50%, 11/15/08 .......................            600               645,916
   7.00%, 5/15/12 ........................            235               257,840
   7.35%, 11/27/32 .......................             50                54,066
John Deere Capital Corp.
   4.50%, 8/22/07 ........................            460               475,537
Lehman Brothers
   Holdings, Inc.
   6.625%, 1/18/12 .......................            525               582,086
Morgan Stanley Dean
   Witter & Co.
   7.25%, 4/01/32 ........................            435               497,222
National Rural Utilities
   Cooperative Finance Corp.
   7.25%, 3/01/12 ........................            150               172,332
Washington Mutual
   Financial Corp.
   6.875%, 5/15/11 .......................            785               877,529
                                                                   ------------
                                                                      6,514,243
                                                                   ------------
FOOD/BEVERAGE-1.1%
Kraft Foods, Inc.
   5.625%, 11/01/11 ......................            975             1,044,158
Kroger Co.
   6.75%, 4/15/12 ........................            115               127,482
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ........................            700               815,964
                                                                   ------------
                                                                      1,987,604
                                                                   ------------
HEALTHCARE-0.3%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06 .......................            235               248,012
Health Net, Inc.
   8.375%, 4/15/11 .......................            250               288,688
                                                                   ------------
                                                                        536,700
                                                                   ------------
INSURANCE-0.4%
Anthem, Inc.
   6.80%, 8/01/12 ........................            390               425,114
MetLife, Inc.
   6.50%, 12/15/32 .......................            210               218,697
                                                                   ------------
                                                                        643,811
                                                                   ------------
NON-AIR
   TRANSPORTATION-0.3%
CSX Corp.
   7.95%, 5/01/27 ........................            465               572,225
                                                                   ------------
PAPER/PACKAGING-0.5%
MeadWestvaco Corp.
   6.85%, 4/01/12 ........................            295               327,909
   8.20%, 1/15/30 ........................            525               612,052
                                                                   ------------
                                                                        939,961
                                                                   ------------
PETROLEUM
   PRODUCTS-0.7%
Amerada Hess Corp.
   7.875%, 10/01/29 ......................            605               701,608
Devon Energy Corp.
   7.95%, 4/15/32 ........................            375               452,259
                                                                   ------------
                                                                      1,153,867
                                                                   ------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                 Principal
                                                   Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-0.6%
KeySpan Corp.
   7.25%, 11/15/05 .......................        $   650          $    729,445
Public Service Company of
   Colorado
   7.875%, 10/01/12 (a) ..................            110               123,005

TECO Energy, Inc.
   6.125%, 5/01/07 ........................           265               230,803
                                                                   ------------
                                                                      1,083,253
                                                                   ------------
RETAIL-0.2%
Target Corp.
   5.875%, 3/01/12 .......................            250               271,533
                                                                   ------------
SOVEREIGN-0.4%
Quebec Province
   7.50%, 9/15/29 ........................            605               757,464
                                                                   ------------
TECHNOLOGY-0.1%
Science Applications
   International Corp.
   6.25%, 7/01/12 ........................            135               145,875
                                                                   ------------
Total Corporate Debt
   Obligations
   (cost $38,889,266) ....................                           41,496,765
                                                                   ------------
COMMERCIAL
   MORTGAGE BACKED
   SECURITIES-3.6%
Bear Stearns Commercial
   Mortgage Securities, Inc.
   Series 2002-PBW1, Class A2
   4.72%, 11/11/35 .......................            780               788,775
   4.83%, 8/15/38 ........................            820               834,604
Commercial Mortgage
   Asset Trust
   Series 1999-C1,
   Class A3
   6.64%, 9/17/10 ........................          1,565             1,786,541
GE Capital Commercial
   Mortgage Corp.
   Series 2002-1A, Class A2
   5.994%, 12/10/35 ......................            585               656,955
Morgan Stanley Dean Witter
   Capital I
   Series 2002-IQ3, Class A4
   5.08%, 12/15/12 .......................            985             1,018,116
Nomura Asset
   Securities Corp.
   Series 1998-D6, Class A1B
   6.59%, 3/15/30 ........................          1,070             1,215,456
                                                                   ------------
Total Commercial
   Mortgage Backed Securities
   (cost $5,928,870) .....................                            6,300,447
                                                                   ------------
ASSET BACKED
   SECURITIES-1.3%
Citibank Credit Card
   Issuance Trust,
   Series 2001-A6
   5.65%, 6/16/08 ........................            860               938,272
Discover Card Master Trust I
   Series 2000-9A
   6.35%, 7/15/08 ........................            560               617,226
Fleet Credit Card
   Master Trust II
   Series 2001-B
   5.60%, 12/15/08 .......................            560               605,416
                                                                   ------------
Total Asset Backed Securities
   (cost $2,001,913) .....................                            2,160,914
SHORT-TERM                                                         ------------
   INVESTMENTS-40.7%
FEDERAL AGENCIES-31.6%
Federal National Mortgage
   Association
   0.01%, 1/13/03 ........................          55,360           55,337,118
                                                                   ------------
TIME DEPOSIT-9.1%
State Street Euro Dollar
   0.75%, 1/02/03 ........................          15,847           15,847,000
                                                                   ------------
Total Short-Term Investments
   (amortized cost $71,184,118) ..........                           71,184,118
TOTAL                                                              ------------
   INVESTMENTS-140.9%
   (cost $241,299,341) ...................                          246,313,692
Other assets less
   liabilities-(40.9%) ...................                          (71,447,114)
                                                                   ------------
NET ASSETS-100% ..........................                         $174,866,578
                                                                   ============

--------------------------------------------------------------------------------
(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2002, the aggregate market value of these securities amounted to $20,032,432 or 1.2% of net assets.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $241,299,341) .....    $246,313,692
   Cash ........................................................          33,831
   Interest receivable .........................................       1,370,500
   Receivable for investment securities sold ...................       9,742,617
   Receivable for capital stock sold ...........................         164,558
                                                                    ------------
   Total assets ................................................     257,625,198
LIABILITIES                                                         ------------
   Payable for investment securities purchased .................      82,389,516
   Payable for capital stock redeemed ..........................         134,423
   Advisory fee payable ........................................          88,681
   Accrued expenses ............................................         146,000
                                                                    ------------
   Total liabilities ...........................................      82,758,620
                                                                    ------------
NET ASSETS .....................................................    $174,866,578
                                                                    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................    $     13,948
   Additional paid-in capital ..................................     163,534,806
   Undistributed net investment income .........................       5,142,142
   Accumulated net realized gain on investment transactions ....       1,161,331
   Net unrealized appreciation of investments ..................       5,014,351
                                                                    ------------
                                                                    $174,866,578
                                                                    ============
Class A Shares
   Net assets ..................................................    $164,264,992
                                                                    ============
   Shares of capital stock outstanding .........................      13,097,445
                                                                    ============
   Net asset value per share ...................................    $      12.54
Class B Shares                                                      ============
   Net assets ..................................................    $ 10,601,586
                                                                    ============
   Shares of capital stock outstanding .........................         850,187
                                                                    ============
   Net asset value per share ...................................    $      12.47
                                                                    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ....................................................     $ 6,226,902
                                                                     -----------
EXPENSES
   Advisory fee ................................................         868,142
   Distribution fee--Class B ...................................          20,476
   Custodian ...................................................         123,362
   Administrative ..............................................          69,000
   Audit and legal .............................................          57,456
   Printing ....................................................          46,368
   Directors' fees and expenses ................................           2,768
   Transfer agency .............................................             947
   Miscellaneous ...............................................          14,355
                                                                     -----------
   Total expenses ..............................................       1,202,874
                                                                     -----------
   Net investment income .......................................       5,024,028
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions ................       2,881,465

   Net change in unrealized appreciation/
     depreciation of investments ...............................       3,637,024
                                                                     -----------
   Net gain on investment transactions .........................       6,518,489
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................     $11,542,517
                                                                     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================


                                                                         Year Ended       Year Ended
                                                                        December 31,     December 31,
                                                                            2002             2001
                                                                       ============     =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...........................................   $   5,024,028    $   3,934,544
   Net realized gain on investment transactions ....................       2,881,465        2,253,982
   Net change in unrealized appreciation/depreciation of investments       3,637,024         (565,201)
                                                                       -------------    -------------
   Net increase in net assets from operations ......................      11,542,517        5,623,325
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A .......................................................      (3,720,955)      (3,237,848)
     Class B .......................................................        (206,001)        (225,880)
CAPITAL STOCK TRANSACTIONS
   Net increase ....................................................      55,585,246       47,709,135
                                                                       -------------    -------------
   Total increase ..................................................      63,200,807       49,868,732
NET ASSETS
   Beginning of period .............................................     111,665,771       61,797,039
                                                                       -------------    -------------
   End of period (including undistributed net investment income of
       $5,142,142 and $4,030,221, respectively) ....................   $ 174,866,578    $ 111,665,771
                                                                       =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

                                          Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to merger transactions, the tax treatment of bond premium and the tax treatment of paydown gains/losses, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .60 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

During the year ended December 31, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2002, the Portfolio received no such waivers/reimbursements.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Debt obligations ..........................................         $ 46,404,460
U.S. government and agency obligations ....................          783,946,827
Sales:
Debt obligations ..........................................         $ 46,391,514
U.S. government and agency obligations ....................          704,529,829

At December 31, 2002, the cost of investments for federal income tax purposes was $241,364,525. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ............................          $ 5,166,619
Gross unrealized depreciation ............................             (217,452)
                                                                    -----------
Net unrealized appreciation ...........................          $ 4,949,167
                                                                    ===========

--------------------------------------------------------------------------------
NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                            2002         2001
                                                         ==========   ==========
Distributions paid from:
   Ordinary income ..................................... $3,926,956   $3,463,728
                                                         ----------   ----------
Total distributions paid ............................... $3,926,956   $3,463,728
                                                         ==========   ==========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................        $  6,466,054
Undistributed long-term capital gains ..................              61,109
Accumulated capital and other losses ...................            (158,506)(a)
Unrealized appreciation/(depreciation) .................           4,949,167 (b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $ 11,317,824
                                                                ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $158,506 all of which will expire in the year 2007. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year $1,219,926 of the capital loss carryforward was utilized. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year merger with Brinson Series Trust High Grade Portfolio, may apply.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had no securities on loan. For the year ended December 31, 2002, the Portfolio earned fee income of $11,760 which is included in interest income in the accompanying statement of operations.

--------------------------------------------------------------------------------

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows.



                                                               ------------------------------     ---------------------------------
                                                                           SHARES                               AMOUNT
                                                               ------------------------------     ---------------------------------
                                                                 Year Ended       Year Ended        Year Ended          Year Ended
                                                                December 31,     December 31,      December 31,        December 31,
                                                                    2002             2001              2002                2001
                                                               ============      ============      ============        ============
Class A
Shares sold ............................................          6,896,200         4,442,708      $ 83,158,391        $ 52,882,233
Shares issued in connection with
   acquisition of Brinson Series Trust
   High Grade Portfolio ................................                 -0-          164,778                -0-          1,996,044
Shares issued in connection with
   acquisition of Brinson Series Trust
   Strategic Fixed Income Portfolio ....................            214,442                -0-        2,581,245                  -0-
Shares issued in reinvestment of
   dividends ...........................................            314,536           280,819         3,720,955           3,237,848
Shares redeemed ........................................         (3,047,586)       (1,147,890)      (37,024,668)        (13,699,659)
                                                               ------------      ------------      ------------        ------------
Net increase ...........................................          4,377,592         3,740,415      $ 52,435,923        $ 44,416,466
                                                               ============      ============      ============        ============
Class B
Shares sold ............................................            651,657           476,668      $  7,879,889        $  5,646,452
Shares issued in reinvestment of
   dividends ...........................................             17,487            19,659           206,001             225,880
Shares redeemed ........................................           (407,878)         (218,947)       (4,936,567)         (2,579,663)
                                                               ------------      ------------      ------------        ------------
Net increase ...........................................            261,266           277,380      $  3,149,323        $  3,292,669
                                                               ============      ============      ============        ============

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE J: Acquisition of Brinson Series Trust High Grade Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust High Grade Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust High Grade Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 164,778 shares of the Portfolio for 229,628 shares of Brinson Series Trust High Grade Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust High Grade Portfolio immediately before the acquisition were $104,271,650 and $1,996,044 (including $70,905 net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $106,267,694.

--------------------------------------------------------------------------------

NOTE K: Acquisition of Brinson Series Trust Strategic Fixed Income Portfolio

On April 5, 2002, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Strategic Fixed Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Strategic Fixed Income Portfolio on February 25, 2002. The acquisition was accomplished by a tax-free exchange of 214,442 shares of the Portfolio for 247,070 shares of Brinson Series Trust Strategic Fixed Income Portfolio on April 5, 2002. The aggregate net assets of the Portfolio and Brinson Series Trust Strategic Fixed Income Portfolio immediately before the acquisition were $120,888,612 and $2,581,245 (including $136,372 net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $123,469,857.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                    CLASS A
                                                       ------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                       ------------------------------------------------------------------
                                                          2002        2001(a)        2000          1999          1998
                                                       =========     =========     =========     =========     =========
Net asset value, beginning of period ...............   $   12.00     $   11.68     $   11.18     $   12.27     $   11.93
                                                       ---------     ---------     ---------     ---------     ---------
Income From Investment Operations

Net Investment Income (b) ..........................         .42           .57           .67           .64           .63(C)
Net realized and unrealized gain (loss) on
   investment transactions .........................         .49           .33           .52          (.94)          .32
                                                       ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value from
   operations ...................................         .91           .90          1.19          (.30)          .95
                                                       ---------     ---------     ---------     ---------     ---------
Less: Dividends and Distributions

Dividends From Net Investment Income ...............        (.37)         (.58)         (.69)         (.49)         (.55)
Distributions from net realized gain on
   investments .....................................          -0-           -0-           -0-         (.30)         (.06)
                                                       ---------     ---------     ---------     ---------     ---------
Total dividends and distributions ..................        (.37)         (.58)         (.69)         (.79)         (.61)
                                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period .....................   $   12.54     $   12.00     $   11.68     $   11.18     $   12.27
                                                       =========     =========     =========     =========     =========
Total Return
Total investment return based on net asset
   value (d) .......................................        7.79%         7.88%        11.08%        (2.45)%        8.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $ 164,265     $ 104,635     $  58,170     $  60,504     $  58,418
Ratio to average net assets of:

   Expenses, net of waivers and reimbursements .....         .82%          .89%          .95%          .86%          .78%
   Expenses, before waivers and reimbursements .....         .82%          .89%          .95%          .86%          .91%
   Net investment income ...........................        3.49%         4.86%         5.95%         5.51%         5.24%(c)
Portfolio turnover rate ............................         551%          259%          236%          172%          235%

--------------------------------------------------------------------------------

See footnote summary on page 16.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ------------------------------------------------------
                                                                                             CLASS B
                                                                     ------------------------------------------------------
                                                                             Year Ended December 31,           1999(e) to
                                                                     =======================================   December 31,
                                                                        2002          2001(a)        2000         1999
                                                                     =======================================   -----------
Net Asset Value, Beginning of Period .............................   $    11.94     $    11.64    $    11.16    $    11.13
                                                                     ----------     ----------    ----------    ----------
Income From Investment Operations
Net investment income (b) ........................................          .39            .55           .63           .33
Net realized and unrealized gain (loss) on investment transactions          .49            .31           .53          (.30)
                                                                     ----------     ----------    ----------    ----------
Net increase in net asset value from operations ..................          .88            .86          1.16           .03
                                                                     ----------     ----------    ----------    ----------
Less: Dividends
Dividends from net investment income .............................         (.35)          (.56)         (.68)           -0-
                                                                     ----------     ----------    ----------    ----------
Net asset value, end of period ...................................   $    12.47     $    11.94    $    11.64    $    11.16
                                                                     ==========     ==========    ==========    ==========
Total Return
Total Investment Return Based On Net Asset Value (d) .............         7.54%          7.60%        10.84%          .27%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $   10,602     $    7,031    $    3,627    $    1,438
Ratio to average net assets of:
   Expenses ......................................................         1.07%          1.14%         1.20%         1.15%(f)
   Net investment income .........................................         3.25%          4.61%         5.67%         5.48%(f)
Portfolio turnover rate ..........................................          551%           259%          236%          172%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11% to 4.86% and 4.86% to 4.61%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                    Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
U.S. Government / High Grade Securities
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government/High Grade Securities Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government/High Grade Securities Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

U.S  GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND               OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX           DIRECTORSHIPS
       ADDRESS,                             OCCUPATION(S)                             OVERSEEN BY           HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and a                 114                None
1345 Avenue of the Americas      Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has been
(13)                             associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and Chief           93                 None
P.O. Box 4623                    Insurance Officer of The Equitable Life
Stamford, CT 06903               Assurance Society of the United States; Chairman
(11)                             and Chief Executive Officer of Evlico; formerly
                                 a Director of Avon, BP Amoco Corporation (oil
                                 and gas), Ecolab Incorporated (specialty
                                 chemicals), Tandem Financial Group, and
                                 Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                   98                 None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was
                                 Chief Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that he was
                                 a Senior Manager at Price Waterhouse & Co.
                                 Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor             94                 None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he
                                 was Director and Chairman of the Audit
                                 Committee of ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                    110                None
Suite 100                        consultant. He was formerly Senior
2 Sound View Drive               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(13)                             he had been associated since prior to 1998.
                                 He was formerly Deputy Comptroller of
                                 the State of New York and, prior thereto,
                                 Chief Investment Officer of the New York
                                 Bank for Savings.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                      PORTFOLIOS
                                                                                       IN FUND               OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                                 COMPLEX           DIRECTORSHIPS
       ADDRESS,                             OCCUPATION(S)                             OVERSEEN BY           HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                 93             Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,                92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of
                                 the Municipal Securities Rulemaking
                                 Board and Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                  PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                     DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Kathleen A. Corbet, 43           Senior Vice President        Executive Vice President of ACMC, with which she
                                                              has been associated since prior to 1998.



Matthew Bloom, 46                Vice President               Senior Vice President of ACMC, with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of AFD, with which
                                 Financial Officer            he has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.